    As filed with the Securities and Exchange Commission on December 12, 2008
                                                     Registration No. 333-154414
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              BLUE VALLEY BAN CORP.
             (Exact name of registrant as specified in its charter)

Kansas                                 6022                      48-1070996
(State or other jurisdiction of  (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)    Classification Code Number)   Identification No.)

                                   11935 Riley
                        Overland Park, Kansas 66225-6128
                                 (913) 338-1000
                                 --------------

             Agent for Service:                 Copies of Communications to:
             Robert D. Regnier                     Steven F. Carman, Esq.
   President and Chief Executive Officer        Husch Blackwell Sanders LLP
           Blue Valley Ban Corp.                4801 Main Street, Suite 1000
                11935 Riley                     Kansas City, Missouri 64112
      Overland Park, Kansas 66225-6128                 (816) 983-8000
               (913) 338-1000

                                 --------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous  basis  pursuant to Rule 415 under the Securities Act of
1933, check the following box. |_|

     If this Form is filed to  register  additional  securities  for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list  the  Securities  Act  registration  statement  number  of the  earlier
effective registration statement for the same offering. |_|

     If this Form is a  post-effective  amendment  filed pursuant to Rule 462(c)
under the  Securities  Act,  check the following box and list the Securities Act registration  statement number of the earlier effective  registration  statement
for the same offering. |_|

     If this Form is a  post-effective  amendment  filed pursuant to Rule 462(d)
under the  Securities  Act,  check the following box and list the Securities Act registration  statement number of the earlier effective  registration  statement
for the same offering. |X|

     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated  filer, a non-accelerated  filer, or a smaller reporting company.
See the  definitions  of "large  accelerated  filer,"  "accelerated  filer"  and
"smaller reporting company" in Rule 12b2 of the Exchange Act.

Large accelerated filer    |_|               Accelerated filer         |_|

Non-accelerated filer      |_|               Smaller reporting company |X|

                         CALCULATION OF REGISTRATION FEE
=====================================================================================================================================
  Title of Each Class                           Amount to be     Proposed     Proposed Aggregate               Amount of
                                    Offering
   of Securities to                                             Price Per
     be Registered                                Registered      Share         Offering Price             Registration Fee
-------------------------------------------------------------------------------------------------------------------------------------
Nontransferable common                           2,470,242        --                  --                        -- (1)
stock subscription rights

Common Stock, par value $1.00 per share    334,000                  $18.00 (2)  $6,012,000 (2)                    $335.47
=====================================================================================================================================

(1)  The   nontransferable   subscription   rights  are  being  issued   without
     consideration. Pursuant to Rule 457(g) under the Securities Act of 1933, as amended,  no separate  registration  fee is required because the rights are being registered in the same registration statement as the securities to be offered pursuant thereto.
(2)  Estimated  solely  for the  purpose of  calculating  the  registration  fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

========================================================================================================================================

                                Explanatory Note

         This Amendment No. 2 to the Registration Statement on Form S-1 is being filed solely for the purposes of amending Item 16 of Part II of the Registration
Statement  and to file the exhibits  indicated in such Item.  Accordingly,  this
Amendment No. 2 consists only of the facing page, this explanatory note and Part
II to the  Registration  Statement.  No changes  are being made to Part I of the
Registration Statement by this filing and therefore it has been omitted.

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.  Other Expenses of Issuance and Distribution

     The  following  table sets forth all costs and  expenses,  payable by us in connection with the common stock  subscription  rights offering being registered hereunder.  All of the amounts shown are estimates except for the Securities and
Exchange Commission registration fee.

 SEC registration fee....................................   $     335.47
                                                            ------------
 Printing and mailing expenses*..........................   $      3,750
                                                            ------------
 Legal fees and expenses*................................   $     45,000
                                                            ------------
 Accounting fees and expenses*...........................   $     15,000
                                                            ------------
 Subscription Agent fees and expenses*...................   $     10,250
                                                            ------------
          Total..........................................   $  74,335.47
                                                            ============

* Estimated pursuant to instruction to Rule 511 of Regulation S-K.

Item 14.  Indemnification of Directors and Officers

     Section  17-6305 of the Kansas  General  Corporation  Code (the "KGCC") and
Article VIII of Blue Valley's  Bylaws  provide  generally and in pertinent  part that Blue Valley may  indemnify  its  directors,  officers,  employees or agents against expenses (including attorneys' fees), judgments,  fines and amounts paid in settlement  actually and reasonably  incurred by them in connection  with any
action,  suit  or  proceeding,   whether  civil,  criminal,   administrative  or
investigative,  except  actions  by or in the right of the  corporation,  if, in connection  with the matters in issue,  they acted in good faith and in a manner they reasonably  believed to be in, or not opposed to, the best interests of the corporation,  and in  connection  with any criminal  suit or  proceeding,  if in connection  with the matters in issue,  they had no reasonable  cause to believe their conduct was unlawful.  Article VIII of Blue Valley's  Bylaws provides that
Blue Valley shall not be required to indemnify or advance expenses to any person in connection with an action, suit or proceeding initiated by such person (other than an action, suit or proceeding initiated by such person to enforce his right to indemnification  and advancement of expenses pursuant to Section 7 of Article
VIII of the Bylaws) unless the initiation of such action, suit or proceeding was authorized  in advance by the Board of  Directors.  Section  17-6305 and Article
VIII of our  Bylaws  further  provide  that in  connection  with the  defense or settlement  of any  action by or in the right of the  corporation  to  procure a judgment  in its favor,  Blue  Valley may  indemnify  its  directors,  officers, employees or agents against expenses actually and reasonably incurred by them in connection with the defense or settlement of the action or suit if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to,
the  best   interests   of  the   corporation;   provided,   however,   that  no
indemnification  shall be made in any action as to which they have been adjudged to be liable to the  corporation  unless,  and only to the extent  that, a court deciding such action determines that,  despite the adjudication of liability but in view of all of the  circumstances of the case, they are fairly and reasonably entitled to indemnification for such expenses as the court deems proper.

     Section 9 of Article VIII of our Bylaws and Section  17-6305(g) of the KGCC
provides that upon resolution passed by the Board of Directors,  Blue Valley may purchase  and  maintain  insurance  on  behalf  of  any  person  who is or was a  director,  officer,  employee or agent of the Blue Valley or is or was serving at the request of Blue Valley,  against any liability  asserted  against him and incurred by him in such capacity,  or arising out of his status as such, whether or not Blue Valley  would have the power to  indemnify  him against such liability  under the  provisions  of the Bylaws or Section  17-6305 of the KGCC.
Blue Valley's directors and officers are insured against losses arising from any claim against them as such for wrongful  acts or  omissions,  subject to certain limitations.

     Article IX of Blue Valley's Amended and Restated  Articles of Incorporation
(the  "Articles")  provides  that Blue  Valley  shall  indemnify  its  officers, directors and advisory directors to the fullest extent permitted by law. Article
X provides that Blue  Valley's  directors  and advisory  directors  shall not be liable for monetary damages for breach of a fiduciary duty, except to the extent such exemption  from  liability is not permitted  under the KGCC. As provided in
Section  17-6002(b)(8) of the KGCC,  Articles IX and X do not limit or eliminate liability (i) for any breach of the director's duty of loyalty to Blue Valley or its shareholders,  (ii) for acts or omissions not in good faith or which involve intentional  misconduct  or a  knowing  violation  of law,  (iii)  for  paying a dividend or  approving a stock  repurchase  in violation of the KGCC or (iv) for any transaction from which the director derived an improper personal benefit.

     Federal  banking  law,  which is  applicable  to us as a financial  holding company and to the Bank as an insured depository institution, limits our and the
Bank's ability to indemnify their  directors and officers.  Neither the Bank nor
we   may   make,   or   agree   to   make,   indemnification   payments   to  an
institution-affiliated  party such as an officer or director in connection  with any  administrative or civil action instituted by a federal banking agency if as a result of the banking  agency action the  indemnitee is assessed a civil money penalty,  is removed from office or prohibited from participating in the conduct of our or the Bank's affairs,  or is subject to a cease and desist order.  Prior to the resolution of any action instituted by the applicable banking agency, the
Bank, or we, as  applicable,  may indemnify  officers and directors  only if the respective  board of  directors,  as the case may be, (i)  determines in writing that the indemnified  person acted in good faith and in a manner he/she believed
to  be  in  the  best  interest  of  the  institution,   (ii)  determines  after
investigation that making  indemnification  payments would not affect our safety and soundness or the safety and soundness of the Bank, as the case may be, (iii)
if the  indemnified  party agrees in writing to reimburse us or the Bank, as the case may be, for any indemnity payments which turn out to be impermissible,  and
(iv)  determines  that the  indemnification  payments  would  not  otherwise  be prohibited by federal banking law.

Item 15.  Recent Sales of Unregistered Securities

Not applicable.

Item 16. Exhibits and Financial Statement Schedules

(a)      Exhibits

Exhibit No.          Description

1                    Omitted - Inapplicable.

2.1                  Agreement and Plan of Merger between Unison  Bancorp,  Inc.,  BVBC  Acquisition I, Inc. and Blue
                     Valley Ban Corp., dated as of November 2, 2006*****

2.2                  Acquisition  Agreement and Plan of Merger among  Northland  National Bank, Blue Valley Ban Corp.
                     and Western National Bank, dated as of March 2, 2007 *****

2.3                  Purchase and Assumption  Agreement among  Northland  National Bank, Bank of Blue Valley and Blue
                     Valley Ban Corp., dated as of March 2, 2007*****

3.1                  Amended and Restated Articles of Incorporation of Blue Valley Ban Corp. *

3.2                  Bylaws, as amended, of Blue Valley Ban Corp. *

                                   Part II-2

3.3                  Certificate of Designations dated December 3, 2008.

4.1                  1998 Equity Incentive Plan. *

4.2                  1994 Stock Option Plan. *

4.3                  Form of Agreement as to Expenses and Liabilities. *

4.4                  Form of Indenture  dated  April 10,  2003,  between Blue Valley Ban Corp. and  Wilmington  Trust
                     Company **

4.5                  Amended and Restated Declaration of Trust dated April 10, 2003 **

4.6                  Guarantee Agreement dated April 10, 2003 **

4.7                  Fee Agreement dated April 10, 2003 **

4.8                  Specimen of Floating Rate Junior Subordinated Debt Security **

4.9                  Form of Indenture dated as of July 29,  2005 between Blue Valley Ban Corp. and Wilmington  Trust
                     Company***

4.10                 Amended and Restated Declaration of Trust dated July 29, 2005***

4.11                 Guarantee Agreement dated July 29, 2005***

4.12                 Warrant to Purchase Common Stock dated December 5, 2008.

5                    Opinion of Husch Blackwell  Sanders LLP as to legality of the common stock being  registered and sold. ###
8
                     Omitted - Inapplicable.
9
                     Omitted - Inapplicable.

10.1                 Promissory Note of Blue Valley Building dated July 15, 1994. *

10.2                 Mortgage,  Assignment of Leases and Rents and Security  Agreement  between Blue Valley  Building and Businessmen's Assurance Company of America, dated July 15, 1994. *

10.3                 Assignment of Leases and Rents between Blue Valley Building and Businessmen's  Assurance Company
                     of America dated July 15, 1994. *

10.4                 Line of Credit Note with JP Morgan Chase dated June 15, 2005 ****

10.5                 Term Note with JP Morgan Chase dated June 15, 2005 ****

10.6                 Agreement and Plan of Merger between Unison  Bancorp,  Inc.,  BVBC  Acquisition I, Inc. and Blue
                     Valley Ban Corp., dated as of November 2, 2006 (included in Exhibit 2)*****

10.7                 Acquisition  Agreement and Plan of Merger among  Northland  National Bank, Blue Valley Ban Corp.
                     and Western National Bank, dated as of March 2, 2007 (included in Exhibit 2)*****

10.8                 Purchase and Assumption  Agreement among  Northland  National Bank, Bank of Blue Valley and

                                   Part II-3

                     Blue Valley Ban Corp.,  dated as of March 2, 2007  (included in Exhibit 2)*****

10.9                 Waiver Letter and Proposed Term Sheet with JP Morgan Chase dated October 15, 2008. ##

10.10                Letter Agreement dated December 5, 2008, including Securities Purchase Agreement - Standard
                     Terms  incorporated  by reference  therein,  between Blue Valley Ban Corp. and the United States
                     Department of the Treasury.

10.11                Amendment and Waiver by and among Bank of Blue Valley,  Blue Valley Ban Corp.  and its
                     Senior Executive Officers.

11                   Statement regarding computation of per share earnings. +

12                   Omitted - Inapplicable.

15                   BKD, LLP letter regarding unaudited interim financial information. ###

16                   Omitted - Inapplicable.

21                   Subsidiaries of Blue Valley Ban Corp. +

23.1                 Consent of BKD, LLP (included in Exhibit 15).

23.2                 Consent of Husch Blackwell Sanders LLP (included in Exhibit 5).

24.1                 Power of Attorney. #

25                   Omitted - Inapplicable.

26                   Omitted - Inapplicable.

99.1                 Form of Letter of Transmittal to Stockholders. ###

99.2                 Form of Letter of Transmittal to Nominees. ###

99.3                 Form of Instructions as to use of Blue Valley Subscription Rights Certificates.  ###

99.4                 Form of Notice of Guaranteed Delivery. ###

99.5                 Form of Beneficial Owner Election Form. ###

99.6                 Form of Subscription Rights Certificate. ###

99.7                 Form of Subscription Agent Agreement. ###

99.8                 Form of Revised Subscription Rights Certificate.

99.9                 Form of Revised Beneficial Owner Election Form.

-----------------------

*    Filed with the  Commission on April 11, 2000 as an Exhibit to Blue Valley's
     Registration  Statement on Form S-1,  Amendment  No. 1, Fine No.  333-3428.
     Exhibit incorporated herein by reference.

**   Filed with the  Commission on March 19, 2004 as an Exhibit to Blue Valley's
     Annual Report on Form 10-K incorporated herein by reference.

***  Filed with the  Commission  on July 29, 2005 as an Exhibit to Blue Valley's
     Current Report on From 8-K. Exhibit incorporated herein by reference.

                                   Part II-4

**** Filed with the  Commission on March 24, 2005 as an Exhibit to Blue Valley's
     Annual Report on Form 10-K. Exhibit incorporated herein by reference.

***** Filed with the Commission on March 28, 2007 as an Exhibit to Blue Valley's
      Annual Report on Form 10-K. Exhibit incorporated herein by reference.

+    Filed with the  Commission on March 27, 2008 as an Exhibit to Blue Valley's
     Annual Report on Form 10-K. Exhibit incorporated herein by reference.

#    Set forth on the signature page to Blue Valley's Registration  Statement on
     Form S-1 filed with the Commission on October 17, 2008.

##   Filed  with the  Commission  on  October  17,  2008 as an  Exhibit  to Blue
     Valley's Registration Statement on Form S-1.

###  Filed  with the  Commission  on  November  10,  2008 as an  Exhibit to Blue
     Valley's Registration Statement on Form S-1.

(b)      Financial Statement Schedules

     All financial statement schedules have been omitted because they are either not applicable or the required information has been included in the consolidated financial  statements  or notes  thereto  incorporated  by  reference  into this
Prospectus.

Item 17.  Undertakings.

     The undersigned registrant hereby undertakes:

     (1) To file,  during any period in which  offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include  any  prospectus  required  by Section  10(a)(3) of the
     Securities Act of 1933;

          (ii) to reflect in the  prospectus  any facts or events  arising after the  effective  date of the  registration  statement  (or the  most  recent post-effective amendment thereof) which,  individually or in the aggregate, represent  a  fundamental  change  in  the  information  set  forth  in the registration  statement.  Notwithstanding  the  foregoing,  any increase or decrease  in volume of  securities  offered (if the total  dollar  value of securities  offered  would not exceed  that which was  registered)  and any deviation from the low or high end of the estimated  maximum offering range may be  reflected  in the form of  prospectus  filed  with  the  Commission pursuant  to Rule  424(b) if, in the  aggregate,  the changes in volume and price represent no more than 20% change in the maximum  aggregate  offering price set  forth in the  "Calculation  of  Registration  Fee"  table in the effective registration statement;

          (iii) to include any material  information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities
Act of 1933,  each  such  post-effective  amendment  shall be deemed to be a new registration  statement  relating to the  securities  offered  therein,  and the offering of such  securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective  amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for the purpose of determining liability under the Securities
Act of 1933 to any purchaser,  each prospectus  filed pursuant to Rule 424(b) as part  of  the  registration  statement  relating  to  an  offering,  other  than registration statements relying on Rule 430B or other than prospectuses filed in reliance  on Rule  430A,  shall  be  deemed  to be part of and  included  in the registration  statement  as of the date it is first  used  after  effectiveness.
Provided,  however,  that no  statement  made in the  registration  statement or prospectus  that is part of the  registration

                                   Part II-5

statement or made in a document incorporated or deemed incorporated by reference into the  registration  statement or prospectus that is part of the registration statement  will, as to a purchaser with a time of contract of sale prior to such first use,  supersede or modify any statement that was made in the  registration statement or prospectus that was part of the  registration  statement or made in any such document immediately prior to such date of first use.

     (5) That, for the purpose of determining  liability of the registrant under the Securities Act of 1933 to any purchaser in the initial  distribution  of the securities,  the undersigned registrant undertakes that in a primary offering of
securities  of  the  undersigned   registrant   pursuant  to  this  registration
statement,  regardless of the underwriting method used to sell the securities to the purchaser,  if the securities are offered or sold to such purchaser by means of any of the following  communications,  the  undersigned  registrant will be a seller to the purchaser and will be considered to offer or sell such  securities to such purchaser:

                  (i)  Any   preliminary   prospectus   or   prospectus  of  the
         undersigned  registrant  relating to the offering  required to be filed pursuant to Rule 424;

                  (ii) Any free  writing  prospectus  relating  to the  offering prepared  by or on  behalf  of the  undersigned  registrant  or used or referred to by the undersigned registrant;

                  (iii)  The  portion  of  any  other  free  writing  prospectus relating to the  offering  containing  material  information  about the undersigned  registrant or its  securities  provided by or on behalf of the undersigned registrant; and

                  (iv) Any other  communication that is an offer in the offering made by the undersigned registrant to the purchaser.

     The undersigned  registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the amount of unsubscribed securities,  and the terms of any subsequent  reoffering  thereof.  If any public  offering is to be made on terms differing  from  those  set  forth  on  the  cover  page  of the  prospectus,  a post-effective amendment will be filed to set forth the terms of such offering.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors,  officers and controlling  persons of the registrant pursuant to the foregoing  provisions,  or otherwise,  the registrant has been advised that in the opinion of the Securities  and Exchange  Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such  liabilities  (other than the payment by the registrant of expenses incurred or paid by a director,  officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   Part II-6

                                   SIGNATURES

         Pursuant  to the  requirements  of the  Securities  Act  of  1933,  the registrant  has duly  caused  this  registration  statement  to be signed on its behalf by the undersigned,  thereunto duly  authorized,  in the City of Overland
Park, State of Kansas, on the 8th day of December, 2008.

                                  BLUE VALLEY BAN CORP.

                                  By: /s/ Robert D. Regnier
                                      -------------------------------------------------
                                  Robert D.  Regnier,  President, Chief  Executive
                                  Officer and Director  (Principal Executive Officer)

     Pursuant to the  requirements  of the  Securities  Act of 1933, as amended, this  registration  statement  has been signed by the  following  persons in the capacities and on the dates indicated.

                  Signature                                       Title                            Date
                  ---------                                       -----                            ----

/s/ Robert D. Regnier                            President, Chief Executive Officer and         December 8, 2008
-----------------------------------
Robert D. Regnier                                Director (Principal Executive Officer)

/s/ Mark A. Fortino                                Chief Financial Officer (Principal
-----------------------------------
Mark A. Fortino                                     Financial and Accounting Officer)          December 8, 2008

                  *
------------------------------------
Donald H. Alexander                                             Director

                  *
------------------------------------
Michael J. Brown                                                Director

                  *
------------------------------------
Thomas A. McDonnell                                             Director

                  *
------------------------------------
Anne D. St. Peter                                               Director

                  *
------------------------------------
Robert D. Taylor                                                Director

*By:  /s/ Robert D. Regnier
      -----------------------------------
      Robert D. Regnier, Attorney in Fact

EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

1                    Omitted - Inapplicable.

2.1                  Agreement and Plan of Merger between Unison Bancorp,  Inc.,  BVBC  Acquisition I, Inc.
                     and Blue Valley Ban Corp., dated as of November 2, 2006*****

2.2                  Acquisition  Agreement and Plan of Merger among  Northland  National Bank, Blue Valley
                     Ban Corp. and Western National Bank, dated as of March 2, 2007 *****

2.3                  Purchase and Assumption  Agreement among Northland  National Bank, Bank of Blue Valley and Blue Valley Ban Corp., dated as of March 2, 2007*****

3.1                  Amended and Restated Articles of Incorporation of Blue Valley Ban Corp. *

3.2                  Bylaws, as amended, of Blue Valley Ban Corp. *

3.3                  Certificate of Designations dated December 3, 2008.

4.1                  1998 Equity Incentive Plan. *

4.2                  1994 Stock Option Plan. *

4.3                  Form of Agreement as to Expenses and Liabilities. *

4.4                  Form of Indenture dated April 10,  2003,  between Blue Valley Ban Corp. and Wilmington
                     Trust Company **

4.5                  Amended and Restated Declaration of Trust dated April 10, 2003 **

4.6                  Guarantee Agreement dated April 10, 2003 **

4.7                  Fee Agreement dated April 10, 2003 **

4.8                  Specimen of Floating Rate Junior Subordinated Debt Security **

4.9                  Form of  Indenture  dated as of  July 29,  2005  between  Blue  Valley  Ban Corp.  and
                     Wilmington Trust Company***

4.10                 Amended and Restated Declaration of Trust dated July 29, 2005***

4.11                 Guarantee Agreement dated July 29, 2005***

4.12                 Warrant to Purchase Common Stock dated December 5, 2008

5                    Opinion of Husch  Blackwell  Sanders  LLP as to  legality  of the common  stock  being registered and sold.  ###
8
                     Omitted - Inapplicable.
9
                     Omitted - Inapplicable.

10.1                 Promissory Note of Blue Valley Building dated July 15, 1994. *

10.2                 Mortgage,  Assignment of Leases and Rents and Security  Agreement  between Blue Valley
                     Building and Businessmen's Assurance Company of America, dated July 15, 1994. *

10.3                 Assignment  of  Leases  and Rents  between  Blue  Valley  Building  and  Businessmen's
                     Assurance Company of America dated July 15, 1994. *

10.4                 Line of Credit Note with JP Morgan Chase dated June 15, 2005 ****

10.5                 Term Note with JP Morgan Chase dated June 15, 2005 ****

10.6                 Agreement and Plan of Merger between Unison Bancorp,  Inc.,  BVBC  Acquisition I, Inc.
                     and Blue Valley Ban Corp., dated as of November 2, 2006 (included in Exhibit 2)*****

10.7                 Acquisition  Agreement and Plan of Merger among  Northland  National Bank, Blue Valley
                     Ban Corp. and Western  National Bank,  dated as of March 2,  2007 (included in Exhibit
                     2)*****

10.8                 Purchase and Assumption  Agreement among Northland  National Bank, Bank of Blue Valley and Blue Valley Ban Corp., dated as of March 2, 2007 (included in Exhibit 2)*****

10.9                 Waiver  Letter and Proposed Term Sheet with JP Morgan Chase dated October 15, 2008. ##

10.10                Letter Agreement dated December 5, 2008,  including  Securities  Purchase  Agreement -
                     Standard Terms  incorporated by reference  therein,  between Blue Valley Ban Corp. and the United States Department of the Treasury.

10.11                Amendment and Waiver by and among Bank of Blue Valley, Blue Valley Ban Corp.
                     and its Senior Executive Officers.

11                   Statement regarding computation of per share earnings. +

12                   Omitted - Inapplicable.

15                   BKD,  LLP  letter  regarding  unaudited  interim  financial information. ###
16                   Omitted - Inapplicable.

21                   Subsidiaries of Blue Valley Ban Corp. +

23.1                 Consent of BKD, LLP (included in Exhibit 15).

23.2                 Consent of Husch Blackwell Sanders LLP (included in Exhibit 5).

24.1                 Power of Attorney. #

25                   Omitted - Inapplicable.

26                   Omitted - Inapplicable.

99.1                 Form of Letter of Transmittal to Stockholders. ###

99.2                 Form of Letter of Transmittal to Nominees. ###

99.3                 Form of Instructions as to use of Blue Valley Subscription Rights Certificates.  ###

99.4                 Form of Notice of Guaranteed Delivery. ###

99.5                 Form of Beneficial Owner Election Form. ###

99.6                 Form of Subscription Rights Certificate. ###

99.7                 Form of Subscription Agent Agreement. ###

99.8                 Form of Revised Subscription Rights Certificate.

99.9                 Form of Revised Beneficial Owner Election Form.

-----------------------

*    Filed with the  Commission on April 11, 2000 as an Exhibit to Blue Valley's
     Registration  Statement on Form S-1,  Amendment  No. 1, Fine No.  333-3428.
     Exhibit incorporated herein by reference.

**   Filed with the  Commission on March 19, 2004 as an Exhibit to Blue Valley's
     Annual Report on Form 10-K incorporated herein by reference.

***  Filed with the  Commission  on July 29, 2005 as an Exhibit to Blue Valley's
     Current Report on From 8-K. Exhibit incorporated herein by reference.

**** Filed with the  Commission on March 24, 2005 as an Exhibit to Blue Valley's
     Annual Report on Form 10-K. Exhibit incorporated herein by reference.

***** Filed with the Commission on March 28, 2007 as an Exhibit to Blue Valley's
      Annual Report on Form 10-K. Exhibit incorporated herein by reference.

+    Filed with the  Commission on March 27, 2008 as an Exhibit to Blue Valley's
     Annual Report on Form 10-K. Exhibit incorporated herein by reference.

#    Set forth on the signature page to Blue Valley's Registration  Statement on
     Form S-1 filed with the Commission on October 17, 2008.

##   Filed  with the  Commission  on  October  17,  2008 as an  Exhibit  to Blue
     Valley's Registration Statement on Form S-1.

###  Filed  with the  Commission  on  November  10,  2008 as an  Exhibit to Blue
     Valley's Registration Statement on Form S-1.